THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SOLD OR TRANSFERRED IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND APPLICABLE STATE LAWS AND SUBJECT TO THE REQUIREMENTS OF THE NOTE PURCHASE AGREEMENT REFERRED TO HEREIN.

                    MF RECEIVABLES HOLDING CORP.

                  Amended and Restated Senior Note


No. 1

$511,446.21                                           July 28, 1999

          REGISTERED HOLDER: ROTHSCHILD NORTH AMERICA, INC.

      MF RECEIVABLES HOLDING CORP., a Delaware corporation (hereinafter referred to as the "Company"), for value received, in accordance with the provisions of that certain Pledge and Custodial Agreement, dated as of July 28, 1999 (the "Pledge and Custodial Agreement"), among the Company, Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee") under an Indenture between the Company (as successor to Monaco Finance, Inc., a Colorado corporation ("Monaco")), and the Trustee, dated as of January 9, 1996 (as amended, modified or otherwise supplemented), Rothschild North America, Inc., a Delaware corporation, and The Bank of New York, as collateral agent (in such capacity, the "Collateral Agent"), promises to make payments, or cause payments to be made, in respect of this Amended and Restated Senior Note (this "Note"), up to a maximum principal amount as indicated on the face of this Note together with interest accrued thereon (computed on the basis of a 360-day year of twelve 30-day months) at the applicable Interest Rate, all as, when and if received by the Collateral Agent under the Pledge and Custodial Agreement. Payments in respect of this Note will be made to the Holder of this Note on the terms and in the manner as provided herein, in the Note Purchase Agreement (as hereinafter defined) and in the Pledge and Custodial Agreement, in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

      This Note is one of the "Notes" of the Company issued or to be issued under and pursuant to the terms and provisions of the Amended and Restated Note Purchase Agreement, dated as of January 9, 1996 (as heretofore, now or hereafter amended, supplemented, restated or otherwise modified (including, without limitation, pursuant to the terms of that certain Amendment to Amended and Restated Note Purchase Agreement, dated as of July 28, 1999), the "Note Purchase Agreement"), between the Company (as successor to Monaco) and Rothschild North America, Inc., a Delaware corporation, the original purchaser, and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Purchase Agreement for a statement of such rights and benefits. Each capitalized term used and not otherwise herein shall have the meaning ascribed thereto in the Note Purchase Agreement.

      This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company in Denver, Colorado, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, Make-Whole Amount, if any, and interest on this Note shall be made only to or upon the order in writing of the registered Holder.

      This Note amends and restates in its entirety, and is issued in substitution for, that certain $5,000,000 Senior Subordinated Note Originally Due October 1, 1999, made by Monaco to the payee hereof.

Dated:






MF RECEIVABLES HOLDING CORP.


By:
Name:
Title:

1691284
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121
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



                        SUPPLEMENTARY SERVICING AGREEMENT


      This Supplementary Servicing Agreement (this "Agreement"), dated as of April 1, 1999, by and among MF Receivables Corp. III, a Delaware corporation (the "Borrower"), Systems & Services Technologies, Inc., a Delaware corporation, as Substitute Servicer (the "Substitute Servicer"), and The Chase Manhattan Bank, in its capacity as verification agent (the "Verification Agent") and as collateral agent (the "Collateral Agent").

                           R E C I T A L S:

      WHEREAS, the Borrower, the Verification Agent, the Collateral Agent and Monaco Finance, Inc., a Colorado corporation ("Monaco") are parties to a Servicing Agreement, dated as of December 4, 1997 (as heretofore modified, amended or supplemented, the "Existing Servicing Agreement"), pursuant to which Monaco has acted as the servicer of certain auto loans owned by the Borrower; and

      WHEREAS, unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned in the Existing Servicing Agreement; and

      WHEREAS, due to the occurrence of one or more Servicer Events of Default, Monaco's responsibilities as the Servicer under the Existing Servicing Agreement have been terminated; and

      WHEREAS, the Substitute Servicer provides portfolio management services, including loan administration, payment collection and processing, back-up servicing, insurance claim processing, custodial services, third party repossession, liquidation and recovery collections and financial reporting to financial institutions in connection with Designated Auto Loans; and

      WHEREAS, the Borrower desires to avail itself of the services provided by the Substitute Servicer to assume the duties of the Servicer, on the terms provided herein;

      NOW THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

      As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

      "Active Receivable" means any Designated Auto Loan other than: (i) an Inactive Receivable, (ii) a fully satisfied Designated Auto Loan, (iii) a Designated Auto Loan where the Vehicle secured thereby has been liquidated and the Substitute Servicer has posted the liquidation proceeds or any other anticipated proceeds (e.g., credit enhancement insurance and financed product rebates); and (iv) any Designated Auto Loan where the Substitute Servicer has completed all work in connection with processing and receiving insurance payoffs.

      "Change of Control" means that a person or group of persons acting together has, following the date hereof, directly or indirectly acquired more than 50% of the outstanding capital stock of the Substitute Servicer.

      "Fees,   Expenses  &   Distributions"   means  the  fees,   expenses   and
distributions described in Schedule 1, attached hereto and by this reference made a part hereof.

      "Inactive Receivable" means a Receivable as to which the Substitute Servicer has exhausted all remedies in accordance with its Policies and Procedures Manual and has ceased all servicing activities with the exception of posting payments received from Obligors in connection with deficiency account balances but the principal balance of which remains unpaid.

      "Lock-Box Account" means a lockbox or other segregated account into which Obligors shall, by no later than April 30, 1999, be directed by the Substitute Servicer to deposit funds with respect to the Designated Auto Loans.

      "Transfer Period" means the period following the Substitute Servicer's receipt of a Transfer Notice and prior to the date the Substitute Servicer is to begin as the active servicer for all of the Designated Auto Loans.


                              ARTICLE II
                   NATURE AND SCOPE OF RELATIONSHIP

      The Substitute Servicer agrees to assume the duties of the active servicer as described in this Agreement and Paragraph II of the attached Exhibit A for all of the Designated Auto Loans. In performing its duties under this Agreement, the Substitute Servicer shall report to such officers or other employees of the Initial Lender and the Borrower as the Initial Lender and the Borrower may designate from time to time.

      In performing its duties hereunder, the Substitute Servicer shall: (i) act prudently in accordance with customary and usual servicing procedures for other institutional servicers; (ii) comply with all applicable Federal and State laws and regulations governing the Substitute Servicer and the Designated Auto Loans; and (iii) use and exercise that degree of skill and attention that is customary with other servicers in the industry that provide servicing relating to Designated Auto Loans.

      The Substitute Servicer shall perform those duties specified in the Existing Servicing Agreement and in this Agreement and contained in the attached Exhibit A and shall receive the fees as outlined in Schedule 1 as full compensation for its services. The Initial Lender or the Borrower with the consent of the Initial Lender, such consent not to be unreasonably withheld, may reasonably request the Substitute Servicer to modify or supplement its duties or methods of performing those duties; provided that the Borrower shall compensate the Substitute Servicer at a reasonable fee for any increase in expense experienced by the Substitute Servicer due to the Initial Lender's requests.
Except to the extent specifically reimbursed under the Existing Servicing Agreement and this Agreement, all costs and expenses of the Substitute Servicer in connection with its duties hereunder shall be the sole responsibility of the Substitute Servicer.


                                   ARTICLE IIA
                       EFFECT OF THIS AGREEMENT

      The parties hereto agree that, except as specifically set forth herein, the Existing Servicing Agreement shall remain in full force and effect and the Substitute Servicer shall be the Servicer thereunder. Notwithstanding the above, from and after the date of this Agreement, the Existing Servicing Agreement shall be amended as follows:

113.  ARTICLE ONE:

      (A) Add the following new definition: "Supplementary Servicing Agreement" means the Supplementary Servicing Agreement, dated as of April 1, 1999, among the Borrower, the Collateral Agent, the Verification Agent and Systems & Services Technologies, Inc. (the "Substitute Servicer"), as the same may be modified, amended or supplemented.

      (B) Amend the definition of "Servicer Fee" to read as follows: "Servicer Fee" means the fees payable to the Substitute Servicer under the Supplementary Servicing Agreement and includes any indemnification payment required to be made under Article X of the Supplementary Servicing Agreement.

114.  ARTICLE TWO:   Deleted in its entirety.

115.  ARTICLE THREE:

      (A) Section 3.01: Deleted in its entirety.

      (B) Section 3.03: Deleted in its entirety.

      (C) Section 3.05: Delete all but the first two sentences.

      (D) Section 3.07: Deleted in its entirety.

      (E) Section  3.08(a):  Delete the words "or the Servicer has complied with
Section 3.01(b) hereof," and the last sentence.

      (F) Section 3.08(d): Delete "the Servicer" and substitute therefor "the Initial Lender".

116.  ARTICLE FOUR:
1.

      (A) Section 4.02: Delete Subsections (a)(ii)-(iv) and (vii).

      (B) Section 4.03 (b): Deleted in its entirety.

      (C) Section 4.04: Delete the words "under the Program Documents that the Servicer may possess" and substitute the words "under the Servicing Agreement and the Supplementary Servicing Agreement"; delete the last two words of the Section and substitute the words "Servicing Agreement and the Supplementary Servicing Agreement".

117.  ARTICLE FIVE:

      Delete in its entirety as to the Substitute Servicer. It is the intention of the Borrower, the Collateral Agent and the Verification Agent (and of the Initial Lender and Monaco, although they are not parties hereto) that the provisions of ARTICLE FIVE of the Existing Servicing Agreement remain in full force and effect with respect to the rights and responsibilities of Monaco in relation to its activities prior to April 1, 1999.

118.  ARTICLE SIX:

      Sections 6.01 and 6.02: Delete in their entirety.

119.  ARTICLE EIGHT

      Section 8.01: Delete in its entirety.


                                   ARTICLE III
           ERRORS AND OMISSIONS AND BLANKET CRIME INSURANCE

      The Substitute Servicer shall maintain, at its own expense, (i) an errors and omissions insurance policy and (ii) a blanket crime policy, in each case with broad coverage with established insurance companies, covering all officers, employees or other persons acting on behalf of the Substitute Servicer with regard to the Designated Auto Loans to handle funds, money, documents, computerized information and papers relating to the Designated Auto Loans. Any such insurance shall protect and insure the Substitute Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such the Substitute Servicer and shall be maintained in a form and amount that would meet the requirements of prudent loan servicing companies.

      No provision of this Article III requiring such insurance shall diminish the duties of the Substitute Servicer as set forth in this Agreement and the Existing Servicing Agreement or relieve the Substitute Servicer from its duties and obligations as set forth in this Agreement and the Existing Servicing Agreement. Upon the request of the Initial Lender, the Substitute Servicer shall cause to be delivered to the Initial Lender and to the Collateral Agent a certificate evidencing coverage under such errors and omissions and/or blanket crime policies. Any such policies shall not be canceled without prior written consent of the Borrower and Initial Lender.


                              ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES

      A.   REPRESENTATIONS AND WARRANTIES OF THE SUBSTITUTE SERVICER

      The Substitute Servicer makes the following representations and warranties to the Borrower, the Collateral Agent and the Initial Lender:

      1. The Substitute Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and in each other jurisdiction where the conduct of its business requires it to be in good standing. The Substitute Servicer has full corporate power and authority to enter into this Agreement and to carry out the provisions of this Agreement.

      2. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings of the Substitute Servicer. This Agreement has been duly and validly executed and delivered by the Substitute Servicer and, assuming due authorization, execution and delivery by each other party hereto, this Agreement is a valid and legally binding agreement of the Substitute Servicer enforceable in accordance with its terms.

      3. The execution and delivery of this Agreement by the Substitute Servicer and the compliance by the Substitute Servicer with all provisions of this Agreement do not conflict with or violate any applicable law, regulation or order and do not conflict with or result in a breach of or default under any of the terms or provisions of any contract or agreement to which the Substitute Servicer is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the Articles of Incorporation or By-laws of the Substitute Servicer.

      4. The practices used or to be used by the Substitute Servicer to monitor collections with respect to the Designated Auto Loans and repossess and dispose of the Vehicles related to the Designated Auto Loans will be, in all material respects, legal, proper and in conformity with the requirements of all applicable federal and state laws, rules and regulations, and VSI policy procedures (if applicable). The Substitute Servicer is in possession of all state and local licenses (including all debt collection licenses) required for it to perform its services hereunder, and none of such licenses has been suspended, revoked or terminated.

      5. The Initial Lender has been given a true and accurate copy of the Policies and Procedures Manual of the Substitute Servicer. All of the responsibilities of the Substitute Servicer hereunder will be in compliance with such Policies and Procedures Manual, as the same may be amended from time to time upon notice to the Initial Lender.

      B.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER

      The Borrower makes the following representations and warranties to the Substitute Servicer:

      1. The Borrower is a corporation, validly existing and in good standing under the laws of the State of Delaware. The Borrower has full corporate power and authority to enter into this Agreement and to carry out the provisions of this Agreement.

      2. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings of the Borrower. This Agreement has been duly and validly executed and delivered by the Borrower and assuming due authorization, execution and delivery by each other party hereto, this Agreement is a valid and legally binding agreement of the Borrower enforceable in accordance with its terms.

      3. The execution and delivery of this Agreement by the Borrower and the compliance by the Borrower with all provisions of this Agreement do not conflict with or violate any applicable law, regulation or order and do not conflict with or result in a breach of or default under any of the terms or provisions of any contract or agreement to which the Borrower is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the Certificate of Incorporation or By-laws of the Borrower.

The representations and warranties contained in this Article IV shall survive the execution and delivery of this Agreement.


                                    ARTICLE V
                      SUBSTITUTE SERVICER EVENTS OF DEFAULT

A. If any one of the following events (each, a "Substitute Servicer Event of Default") shall occur and be continuing:

      1. Any failure by the Substitute Servicer to deposit into the Lock-Box Account any proceeds or payments received from an Obligor or in respect of the Designated Auto Loans and required to be so delivered or deposited under the terms of this Agreement or the Existing Servicing Agreement that continues unremedied until 10:00 a.m. St. Louis time on the following Business Day; or

      2.  Failure  on  the  part  of  the  Substitute  Servicer  (a) to observe or to perform in any material respect any other covenant or agreement set forth in this Agreement or the Existing Servicing Agreement, which failure shall adversely affect the rights of the Initial Lender and continue unremedied for a period of 30 days after the date on which written notice of such failure shall have been received by the Substitute Servicer or (b) to deliver the Monthly Servicer Report as required by the Existing Servicing Agreement; or

      3. The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Substitute Servicer in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 30 consecutive days; or

      4. (a) The admission by the Substitute Servicer of its inability to pay its debts generally as they become due; or
          (b) the filing by the Substitute Servicer of a petition under any applicable bankruptcy, insolvency or reorganization of any applicable statute; or (c) if the Substitute Servicer makes an arrangement for the benefit of its creditors or voluntarily suspend payment of its obligations; or (d) the filing by a third party of a bankruptcy case under Federal or State law against the Substitute Servicer; or

      5.  If there is breach of any  representation  or warranty as set forth in
          Article IV and such breach shall not be cured in all material respects within 30 consecutive days after receipt of written notice from one party to the breaching party or upon discovery by the breaching party;

then, and in each and every case and so long as a Substitute Servicer Event of Default described above shall not have been remedied, the Initial Lender may terminate all of the rights and obligations of the Substitute Servicer under this Agreement.


                              ARTICLE VI
                               REMEDIES

      In addition to the indemnification rights contained in Article X and the right to terminate contained in Article XI, the Substitute Servicer agrees that upon the occurrence of any Substitute Servicer Event of Default, both the Initial Lender and the Borrower may avail itself of any other relief to which it may be legally or equitably entitled. In the event of any default of this Agreement by the Borrower, the Borrower acknowledges the remedies of the Substitute Servicer contained in Articles XI and XII may be inadequate and that the Substitute Servicer may also avail itself of any other relief to which it may be legally or equitably entitled.

                                   ARTICLE VII
        RESPONSIBILITY AND AUTHORITY OF THE SUBSTITUTE SERVICER

A. The Substitute Servicer shall have the full power and authority acting alone and without the consent of any other party hereto, to do any and all things in connection with the servicing of any Designated Auto Loan that it may deem reasonably necessary or desirable, consistent with the duties and obligations imposed upon the Substitute Servicer by this Agreement including, but not limited to, the right to subcontract any of its duties hereunder. Notwithstanding the foregoing, the Substitute Servicer shall cooperate fully with the Initial Lender and the Borrower and promptly inform the Initial Lender and the Borrower of any and all changes or developments of which the Substitute Servicer becomes aware that may affect the Designated Auto Loans.

B. The Substitute Servicer is hereby authorized to communicate with third parties and the Obligors in the name of the Borrower as necessary and proper to perform the services anticipated by this Agreement.

C. The Substitute Servicer shall have the right to commence a legal proceeding on behalf of the Borrower to enforce any Designated Auto Loan. As reasonably requested by the Substitute Servicer, the Borrower shall furnish the Substitute Servicer with any necessary and appropriate powers of attorney and other documents needed in order to enable the Substitute Servicer to carry out such proceeding and with respect to its servicing and administrative duties hereunder.


                             ARTICLE VIII
                                  BANK ACCOUNTS

      Following the expiration of the Transfer Period:

A. The Substitute Servicer shall maintain the Lock-Box Account, and shall collect and hold in trust (for the benefit of the Collateral Agent) in such accounts all funds received from Obligors or in respect of Designated Auto Loans. The Substitute Servicer shall use its best efforts to ensure that all Collections are directed to and/or deposited into the Lock-Box Account. The financial institution in which the Lock-Box Account is opened shall be under irrevocable instructions (which can be modified only with the consent of the Initial Lender) that upon receipt of cleared funds in the Lock-Box Account, such funds shall be transferred to the Collateral Account.

B. The Substitute Servicer shall immediately notify the Initial Lender and the Collateral Agent of the identity of the financial institution maintaining the Lock-Box Account and obtain the agreement of such financial institution to the irrevocable instructions described above.

                              ARTICLE IX
                              DOCUMENTS AND RECORDS

The Substitute Servicer shall provide the Initial Lender and its designees access to the its facility, but only (except following the occurrence of a Substitute Servicer Event of Default) upon reasonable request and during normal business hours of the Substitute Servicer and to the extent that such access would not significantly disrupt the orderly conduct of business at such facility. The Substitute Servicer will accept all deliveries of loan files and similar data as specified by the Initial Lender from time to time.


                                    ARTICLE X
                                 INDEMNIFICATION

A. The Substitute Servicer shall indemnify and hold harmless the Initial Lender, the Borrower, the Servicer, the Collateral Agent and the Verification Agent and each of their respective officers, employees and agents against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that any of such Persons may sustain in any way related to the negligence or misconduct of the Substitute Servicer in its performance under the terms of this Agreement or the Existing Servicing Agreement, or arising from any breach of the representations and warranties of the Substitute Servicer set forth in Article IV hereof. The Substitute Servicer shall notify the Initial Lender as soon as possible if a claim is made by a third party with respect to this Agreement, any Program Document or any Designated Auto Loan. The right to indemnification set forth in this paragraph shall survive the termination of this Agreement.

B. The Borrower shall indemnify and hold harmless the Substitute Servicer and its officers, employees and agents against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that the Substitute Servicer may sustain in any way related to the negligence or misconduct of the Borrower in its performance under the terms of this Agreement or the Existing Servicing Agreement, or arising from any breach of the representations and warranties of the Borrower set forth in
      Article IV hereof. The Borrower shall notify the Substitute Servicer as soon as possible if a claim is made by a third party with respect to this Agreement, any Program Document or any Designated Auto Loan. The right to indemnification set forth in this paragraph shall survive the termination of this Agreement.

C. The Substitute Servicer may accept and reasonably rely on all accounting and servicing records and other documentation provided to the Substitute Servicer by or at the direction of the Borrower, including documents prepared or maintained by any originator or the Servicer, or any party providing services related to the Designated Auto Loans (each, a "third party").
                                                        ------------
      The Borrower shall indemnify and hold harmless the Substitute Servicer and its officers, employees and agents against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Substitute Servicer may sustain in any way solely related to the negligence or misconduct of any third party with respect to the Designated Auto Loans. The Substitute Servicer shall have no duty, responsibility, obligation or liability  (collectively  "liability")  for the acts or omissions
                                 ---------
      of  any  third  party.  If  any  error,  inaccuracy  or  omission
      (collectively  "error") exists in any information provided to the
                      -----
      Substitute Servicer and such error causes or materially contributes to the Substitute Servicer making or continuing any error (a "continuing error"), the Substitute Servicer shall have
                -----------------
      no liability for such continued error;  provided,  however,  that
                                              --------   -------
      this provision shall not protect the Substitute Servicer against any liability arising from its willful misconduct, bad faith or gross negligence in discovering or correcting or failing to discover or correct any error or in the performance of its duties contemplated herein.

      If the Substitute Servicer becomes aware of any error or continuing error which in the opinion of the Substitute Servicer impairs its ability to perform its services hereunder, the Substitute Servicer shall promptly notify the Initial Lender thereof; the Substitute Servicer may undertake such data or records reconstruction as it deems appropriate to correct any such error or continued error and to prevent future continued error. To the extent it is not otherwise reimbursed under the Existing Servicing Agreement, the Substitute Servicer shall be entitled to recover its costs thereby expended.


                              ARTICLE XI
                         TERM AND TERMINATION

A. The term of this Agreement shall be for one year from the date first written above and will automatically renew for additional successive one-year terms unless the Initial Lender or the Substitute Servicer shall upon 90 days written notice elect not to renew this Agreement. Notwithstanding the above, this Agreement shall automatically terminate when the Notes are repaid in full.

B. The Initial Lender shall have the right to terminate this Agreement (i) at any time prior to the delivery of a Transfer Notice, and, (ii) following such delivery, during any term upon not less than 60 days written notice delivered by overnight mail to the Substitute Servicer. In the event of any such termination under clause (ii) above, the Substitute Servicer shall be entitled to a termination fee equal to the greater of $20,000.00 or the servicing fee for each Designated Auto Loan so transferred for the month preceding the month in which the notice of termination is delivered, such fee to be paid by the Borrower unless the Initial Lender affects such termination without the prior written consent of the Borrower (which consent shall not be unreasonably withheld), in which case the Initial Lender shall be responsible therefor; provided, that no such
                                                --------
      termination fee shall be payable if (x) a Substitute Servicer Event of Default shall have occurred or (y) the effective date of such termination is within 90 days following the date upon which the Substitute Servicer has been merged with or into another entity or a Change of Control has occurred. The Substitute Servicer shall not, however, be entitled to receive any such termination fee if the Substitute Servicer is terminated due to the occurrence of a Substitute Servicer Event of Default.

C. The Substitute Servicer shall have the right to resign under this Agreement by giving 90 days prior written notice to the Initial Lender; provided, however, that in no event shall any
                        --------   -------
      such resignation be effective unless the Substitute Servicer shall have provided the Initial Lender with a successor which is acceptable to the Initial Lender in its sole discretion and such successor shall agree, by written instrument delivered to each party hereto, to be bound by all of the terms and conditions of this Agreement.


                                   ARTICLE XII
                                     WAIVERS

      No failure or delay on the part of the Initial Lender or any party hereto in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy except by a written instrument signed by the party to be charged or as otherwise expressly provided herein.


                             ARTICLE XIII
                                     NOTICES

      Except as otherwise provided herein, all notices, requests, consents, demands and other formal communications given hereunder shall be in writing. All notices of whatever kind shall be either personally delivered or sent by telecopy or other form of rapid transmission and confirmed by United States mail, properly addressed and with full postage prepaid to the following:

      To Servicer:   Systems & Services Technologies, Inc.
                4315 Pickett Road
                St. Joseph, Missouri  64503
                Attn: John J. Chappell, President
                Telecopy No.:  (816) 671-2029

      To any other party hereto: At its address referred to in the Existing Servicing Agreement. Any party hereto delivering any notice to any other party hereto shall also deliver a copy thereof to the Initial Lender at its address set forth in the Credit Agreement.

                Daiwa Finance Corp.
                32 Old Slip
                New York, NY 10005
                Attn: Harold Gartner
                Telecopy No.: (212) 612-7122
or to such other address as such party shall have specified in writing in the manner set forth above.



                                   ARTICLE XIV
                          FURTHER ASSURANCES

      Each party agrees, if reasonably requested by any other party, to execute and deliver such additional documents or instruments and take such further actions as may be reasonably necessary to effect the transactions contemplated by this Agreement.


                              ARTICLE XV
                             COUNTERPARTS

      This Agreement may be executed in counterparts (including counterparts evidenced by facsimile transmission), each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.


                                   ARTICLE XVI
                     ENTIRE AGREEMENT; AMENDMENTS

      This Agreement, together with the Program Documents and including the Exhibits and Schedules attached hereto and the documents referred to herein, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior understandings, negotiations, commitments and writings with respect hereto. This Agreement may not be modified, changed or supplemented except upon the express written consent of each party hereto.


                             ARTICLE XVII
                                  GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.


                                  ARTICLE XVIII
                                 CONFIDENTIALITY

      The  parties   agree  that  they  will  execute  and  deliver  a  mutually satisfactory confidentiality agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


SUBSTITUTE SERVICER:

SYSTEMS & SERVICES TECHNOLOGIES, INC.



By:
Name: John J. Chappell
Title:     President


BORROWER

MF RECEIVABLES CORP. III



By:
Name: Morris Ginsburg
Title:     President


COLLATERAL AGENT

THE CHASE MANHATTAN BANK



By:
Name:
Title:

                                    EXHIBIT A


                               SUMMARY OF SERVICES



SUBSTITUTE SERVICING

The following outlines the services to be provided by the Substitute Servicer from and after the end of the Transfer Period. The procedures identified herein are to be implemented at the discretion of the Substitute Servicer depending on the needs and circumstances of the Designated Auto Loans:

A.    CUSTODIAL DUTIES

      1. Upon transfer of the Designated Auto Loans to the Substitute Servicer, the Substitute Servicer shall establish all necessary records in its computer system, and shall separate the physical loan package for storage. Any perfection of interest documents to be maintained by the Substitute Servicer shall be filed in appropriate fireproof facilities. All physical files regarding the Designated Auto Loans shall be kept in separate filing cabinets being distinctly marked as the property of the Borrower. All Designated Auto Loans shall be distinctly marked on the computer files of the Substitute Servicer as belonging to the Borrower.

B.    OBLIGOR ACCOUNTING

1. The Substitute Servicer shall process all monies received by or on behalf of an Obligor through the Lock-Box Account.

2. The Substitute Servicer may, from time to time, utilize the services of third-party vendors to assist in the receipt and processing of payments by or on behalf of Obligors, i.e., Western Union "Quick Collect" or Speedpay.

3. To the extent possible, the Substitute Servicer shall cause all monies received by or on behalf of an Obligor to post to the Obligor's account within one Business Day following receipt.

4. The Substitute Servicer shall cause the Obligor's next scheduled due date to roll when the Obligor payment received is within $25.00 of the expected monthly payment unless the aggregate unpaid payment shortfalls exceeds $75.00 at the time of posting.

5. The Substitute Servicer shall advance monies as necessary to cover the expenses incurred in the process of servicing as provided in Schedules 1 and 2, to include repossession of an Obligor's Vehicle. These expenses include, but are not limited to, field calls, repossession costs, storage and transportation costs, legal fees, mailing costs, skip tracing, mechanics liens and liquidation costs. Such "out-of-pocket" expenses shall be reimbursed to the Substitute
Servicer as Servicer Fees. Such expenses shall be posted to the Obligor's account, as applicable and in accordance with law.

C.    CUSTOMER SERVICE

1. The Substitute Servicer shall respond to all inquiries from Obligors regarding their Designated Auto Loans.

2.  The   Substitute   Servicer   shall  send  to  Obligors  or  their  approved
representatives (i) payment books or monthly payment statements, as the case may be; and (ii) account payoff information.

3. The Substitute Servicer shall (i) subcontract physical damage insurance tracking services, if so requested and (ii) coordinate and assist with electronic data transfers as needed. All such subcontractor fees and costs shall be reimbursable to the Substitute Servicer as Servicer Fees.

D.    COLLECTIONS

1. The Substitute Servicer shall use its best efforts to collect all outstanding sums due on every delinquent account. Such efforts shall include diligent contact with the Obligor by phone or by letter as set forth in the Substitute Servicer's policy manual delivered to the Initial Lender.

2. Field calls may be utilized at the Substitute Servicer's discretion.

3. The Substitute Servicer may implement any legally permissible collection methods, including telephone calls, mailed notices and outside field calls.

4. If the Substitute Servicer determines that an Obligor is or may become a "Skip", the Substitute Servicer shall make all reasonable attempts to locate the Obligor or related Vehicle using internal skip tracing procedures, and may sub-contract for outside assistance.

5. The Substitute Servicer shall report all appropriate Obligor account developments to one or more nationally recognized credit agencies on a monthly basis.

E.    SPECIAL RECOVERIES

1. The Substitute Servicer shall make all reasonable attempts to collect delinquent Obligor accounts. Promptly after such efforts have been exhausted, and in the judgment of the Substitute Servicer required payments will not be forthcoming from the Obligor, the Substitute Servicer shall use its best efforts to repossess or otherwise recover the Vehicle securing the Designated Auto Loan. The Substitute Servicer shall pursue repossession or recovery of a Vehicle only after it has determined that eventual repayment in full is unlikely and such repossession or recovery is permitted under the terms of the receivable and all applicable laws.

2. At such time as a Vehicle has been authorized for repossession, the Substitute Servicer shall assign the account to an authorized, qualified, licensed and bonded regional repossession agency. Such agent shall be a member of a nationally recognized association requiring adequate insurance and bonding (e.g., National Finance Adjusters). Any such assignment shall not relieve the Substitute Servicer of any of its obligations hereunder.

3. Upon receipt of notification that a repossession has been made, the Substitute Servicer shall mail to the Obligor and any co-borrower or guarantor, a Notice of Intent ("NOI") to sell the Vehicle, and shall therein provide the Obligor with an opportunity to reinstate or redeem the Vehicle.

4. Upon repossession, the repossession agency shall deliver the Vehicle to the specified destination. At that time, the Substitute Servicer will engage an inspection agent to assess physical damage to the Vehicle, and will arrange for any necessary repairs to be made.

5. Assuming no reinstatement or redemption is made by the Obligor, the Substitute Servicer will determine the appropriate method of resale/liquidation. Such determination shall weigh federal and state law requirements, market factors and other variables so as to maximize the liquidation proceeds.

6. The Substitute Servicer shall send notices of deficiencies and manage all aspects of collateral liquidation including title transfers.

7. Following the liquidation of a Vehicle, the Substitute Servicer shall post all receipts and apply all credits that may exist to the applicable Obligor account. If the account is insured under a credit enhancement policy, the Substitute Servicer shall file a claim as specified in the policy.

8. The Substitute Servicer may perform deficiency balance collections under separate agreement.

F.    ADDITIONAL DUTIES

1. The Substitute Servicer shall establish a physical file for each Designated Auto Loan, and shall keep complete books and records pertaining to the same.

2. Upon request, the Substitute Servicer shall make available to the Initial Lender or its designee, the physical files, records and computer systems for audit or inspection on the premises of the Substitute Servicer, so long as such audit or inspection does not unreasonably interfere with the operations of the Substitute Servicer.

3. The Substitute Servicer shall act as custodian of all documents delivered to it related to the Collateral.

                              SCHEDULE 1

                    FEES, EXPENSES & DISTRIBUTIONS


The Fees and Expenses described herein shall be considered Servicer Fees for all purposes of the Program Documents. All fees and expenses of the Substitute Servicer will be paid only from the proceeds of the Designated Auto Loans as set forth in Section 6.04(d) of the Security Agreement.


I.    FEES

                            A. Monthly Fee

(1.)  Remaining term of 30 or more months:     greater of:  $17.00 per
                                       Active Receivable or 320 basis
                                       points

(2.)  Remaining term of less than 30 months:   $20.00 per Active
Receivable

(3.)  Remaining term of less than 24 months:   $22.00 per Active
Receivable

(4.)  Inactive Receivables:               $0.50 per Inactive Receivable

B.    Minimum Monthly Fee      $1,000.00 per loan pool


II.   EXPENSES

The Substitute Servicer shall be reimbursed in accordance with the Existing Servicing Agreement for all out-of-pocket expenses, including, but not limited to, those associated with Vehicle recovery, Vehicle liquidation, legal proceedings related to replevin actions or Obligor bankruptcies, mailing costs, title processing, bank charges and insurance tracking. All such expenses, together with a Substitute Servicer administrative fee of 8% of the advanced funds, shall be billed to the Borrower as provided in Section III. B. below. Alternatively, the Borrower may at any time during the term of the Agreement establish an advance account to be used by the Substitute Servicer to cover out-of-pocket expenses. If such an advance account is implemented, the Substitute Servicer administration fee shall not apply.

  All reimbursable expenses of Monaco previously incurred by Monaco, but not yet paid, have been submitted to the Substitute Servicer for payment. A schedule of these expenses is attached hereto as Schedule
  2 and by this reference made part hereof. All such expenses will be paid by the Substitute Servicer upon: (i) receipt of invoices from the Servicer; and
  (ii) verification by the Substitute Servicer that the expenses reflected of any such invoice are proper, reimbursable servicing-related expenses. In the event the Substitute Servicer is unable to so verify any expense item, the Substitute Servicer will return the invoice in question ("Disputed Invoice") to Monaco with a copy to the Initial Lender. The Substitute Servicer will pay
  Disputed Invoices only upon the approval of the Initial Lender. The Substitute Servicer will only advance such expenses upon confirmation that the same are fully reimburseable to the Substitute Servicer.


III.  DISTRIBUTIONS

Servicer Fees for each Payment Date shall be reflected on the Monthly Servicing Report for such month. All fees and reimbursable expenses and other amounts due the Substitute Servicer as reflected on a Monthly Servicing Report shall be paid to the Substitute Servicer on the related Payment Date.

1691284
-----------------------------------------------------------------------
140
-----------------------------------------------------------------------


IV.   MISCELLANEOUS

A.    Claim Filing Costs

If the Substitute Servicer files VSI claims in connection with any Designated Auto Loan, the Substitute Servicer shall receive $25.00 per filing.

B.    Late Fees and Extension Fees

All extension fees received by the Substitute Servicer in respect of Designated Auto Loans shall be deposited by the Substitute Servicer into the Collection Account and the amount thereof collected shall be paid to the Substitute Servicer as Servicer Fees. All late fees received by the Substitute Servicer in respect of Designated Auto Loans shall be deposited into the Collection Account and the amount thereof collected shall be paid in accordance with Section 6.04(d) of the Security Agreement.

C.    Deficiency Collections

Under separate agreement, the Substitute Servicer may provide deficiency balance collections services on a contingency fee basis.

                        SUPPLEMENTARY SERVICING AGREEMENT


      This Supplementary Servicing Agreement (this "Agreement"), dated as of April 1, 1999, by and among MF Receivables Corp. IV, a Delaware corporation (the "Borrower"), Systems & Services Technologies, Inc., a Delaware corporation, as Substitute Servicer (the "Substitute Servicer"), and The Chase Manhattan Bank, in its capacity as verification agent (the "Verification Agent") and as collateral agent (the "Collateral Agent").

                           R E C I T A L S:

      WHEREAS, the Borrower, the Verification Agent, the Collateral Agent and Monaco Finance, Inc., a Colorado corporation ("Monaco") are parties to a Servicing Agreement, dated as of December 22, 1997 (as heretofore modified, amended or supplemented, the "Existing Servicing Agreement"), pursuant to which Monaco has acted as the servicer of certain auto loans owned by the Borrower; and

      WHEREAS, unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned in the Existing Servicing Agreement; and

      WHEREAS, due to the occurrence of one or more Servicer Events of Default, Monaco's responsibilities as the Servicer under the Existing Servicing Agreement have been terminated; and

      WHEREAS, the Substitute Servicer provides portfolio management services, including loan administration, payment collection and processing, back-up servicing, insurance claim processing, custodial services, third party repossession, liquidation and recovery collections and financial reporting to financial institutions in connection with Designated Auto Loans; and

      WHEREAS, the Borrower desires to avail itself of the services provided by the Substitute Servicer to assume the duties of the Servicer, on the terms provided herein;

      NOW THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

      As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

      "Active Receivable" means any Designated Auto Loan other than: (i) an Inactive Receivable, (ii) a fully satisfied Designated Auto Loan, (iii) a Designated Auto Loan where the Vehicle secured thereby has been liquidated and the Substitute Servicer has posted the liquidation proceeds or any other anticipated proceeds (e.g., credit enhancement insurance and financed product rebates); and (iv) any Designated Auto Loan where the Substitute Servicer has completed all work in connection with processing and receiving insurance payoffs.

      "Change of Control" means that a person or group of persons acting together has, following the date hereof, directly or indirectly acquired more than 50% of the outstanding capital stock of the Substitute Servicer.

      "Fees,   Expenses  &   Distributions"   means  the  fees,   expenses   and
distributions described in Schedule 1, attached hereto and by this reference made a part hereof.

      "Inactive Receivable" means a Receivable as to which the Substitute Servicer has exhausted all remedies in accordance with its Policies and Procedures Manual and has ceased all servicing activities with the exception of posting payments received from Obligors in connection with deficiency account balances but the principal balance of which remains unpaid.

      "Lock-Box Account" means a lockbox or other segregated account into which Obligors shall, by no later than April 30, 1999, be directed by the Substitute Servicer to deposit funds with respect to the Designated Auto Loans.

      "Transfer Period" means the period following the Substitute Servicer's receipt of a Transfer Notice and prior to the date the Substitute Servicer is to begin as the active servicer for all of the Designated Auto Loans.


                              ARTICLE II
                   NATURE AND SCOPE OF RELATIONSHIP

      The Substitute Servicer agrees to assume the duties of the active servicer as described in this Agreement and Paragraph II of the attached Exhibit A for all of the Designated Auto Loans. In performing its duties under this Agreement, the Substitute Servicer shall report to such officers or other employees of the Initial Lender and the Borrower as the Initial Lender and the Borrower may designate from time to time.

      In performing its duties hereunder, the Substitute Servicer shall: (i) act prudently in accordance with customary and usual servicing procedures for other institutional servicers; (ii) comply with all applicable Federal and State laws and regulations governing the Substitute Servicer and the Designated Auto Loans; and (iii) use and exercise that degree of skill and attention that is customary with other servicers in the industry that provide servicing relating to Designated Auto Loans.

      The Substitute Servicer shall perform those duties specified in the Existing Servicing Agreement and in this Agreement and contained in the attached Exhibit A and shall receive the fees as outlined in Schedule 1 as full compensation for its services. The Initial Lender or the Borrower with the consent of the Initial Lender, such consent not to be unreasonably withheld, may reasonably request the Substitute Servicer to modify or supplement its duties or methods of performing those duties; provided that the Borrower shall compensate the Substitute Servicer at a reasonable fee for any increase in expense experienced by the Substitute Servicer due to the Initial Lender's requests.
Except to the extent specifically reimbursed under the Existing Servicing Agreement and this Agreement, all costs and expenses of the Substitute Servicer in connection with its duties hereunder shall be the sole responsibility of the Substitute Servicer.


                                   ARTICLE IIA
                       EFFECT OF THIS AGREEMENT

      The parties hereto agree that, except as specifically set forth herein, the Existing Servicing Agreement shall remain in full force and effect and the Substitute Servicer shall be the Servicer thereunder. Notwithstanding the above, from and after the date of this Agreement, the Existing Servicing Agreement shall be amended as follows:

120.  ARTICLE ONE:

      (A) Add the following new definition: "Supplementary Servicing Agreement" means the Supplementary Servicing Agreement, dated as of April 1, 1999, among the Borrower, the Collateral Agent, the Verification Agent and Systems & Services Technologies, Inc. (the "Substitute Servicer"), as the same may be modified, amended or supplemented.

      (B) Amend the definition of "Servicer Fee" to read as follows: "Servicer Fee" means the fees payable to the Substitute Servicer under the Supplementary Servicing Agreement and includes any indemnification payment required to be made under Article X of the Supplementary Servicing Agreement.

121.  ARTICLE TWO:   Deleted in its entirety.

122.  ARTICLE THREE:

      (A) Section 3.01: Deleted in its entirety.

      (B) Section 3.03: Deleted in its entirety.

      (C) Section 3.05: Delete all but the first two sentences.

      (D) Section 3.07: Deleted in its entirety.

      (E) Section  3.08(a):  Delete the words "or the Servicer has complied with
Section 3.01(b) hereof," and the last sentence.

      (F) Section 3.08(d): Delete "the Servicer" and substitute therefor "the Initial Lender".

123.  ARTICLE FOUR:
1.

      (A) Section 4.02: Delete Subsections (a)(ii)-(iv) and (vii).

      (B) Section 4.03 (b): Deleted in its entirety.

      (C) Section 4.04: Delete the words "under the Program Documents that the Servicer may possess" and substitute the words "under the Servicing Agreement and the Supplementary Servicing Agreement"; delete the last two words of the Section and substitute the words "Servicing Agreement and the Supplementary Servicing Agreement".

124.  ARTICLE FIVE:

      Delete in its entirety as to the Substitute Servicer. It is the intention of the Borrower, the Collateral Agent and the Verification Agent (and of the Initial Lender and Monaco, although they are not parties hereto) that the provisions of ARTICLE FIVE of the Existing Servicing Agreement remain in full force and effect with respect to the rights and responsibilities of Monaco in relation to its activities prior to April 1, 1999.

125.  ARTICLE SIX:

      Sections 6.01 and 6.02: Delete in their entirety.

126.  ARTICLE EIGHT

      Section 8.01: Delete in its entirety.


                                   ARTICLE III
           ERRORS AND OMISSIONS AND BLANKET CRIME INSURANCE

      The Substitute Servicer shall maintain, at its own expense, (i) an errors and omissions insurance policy and (ii) a blanket crime policy, in each case with broad coverage with established insurance companies, covering all officers, employees or other persons acting on behalf of the Substitute Servicer with regard to the Designated Auto Loans to handle funds, money, documents, computerized information and papers relating to the Designated Auto Loans. Any such insurance shall protect and insure the Substitute Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such the Substitute Servicer and shall be maintained in a form and amount that would meet the requirements of prudent loan servicing companies.

      No provision of this Article III requiring such insurance shall diminish the duties of the Substitute Servicer as set forth in this Agreement and the Existing Servicing Agreement or relieve the Substitute Servicer from its duties and obligations as set forth in this Agreement and the Existing Servicing Agreement. Upon the request of the Initial Lender, the Substitute Servicer shall cause to be delivered to the Initial Lender and to the Collateral Agent a certificate evidencing coverage under such errors and omissions and/or blanket crime policies. Any such policies shall not be canceled without prior written consent of the Borrower and Initial Lender.


                              ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES

      A.   REPRESENTATIONS AND WARRANTIES OF THE SUBSTITUTE SERVICER

      The Substitute Servicer makes the following representations and warranties to the Borrower, the Collateral Agent and the Initial Lender:

      1. The Substitute Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and in each other jurisdiction where the conduct of its business requires it to be in good standing. The Substitute Servicer has full corporate power and authority to enter into this Agreement and to carry out the provisions of this Agreement.

      2. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings of the Substitute Servicer. This Agreement has been duly and validly executed and delivered by the Substitute Servicer and, assuming due authorization, execution and delivery by each other party hereto, this Agreement is a valid and legally binding agreement of the Substitute Servicer enforceable in accordance with its terms.

      3. The execution and delivery of this Agreement by the Substitute Servicer and the compliance by the Substitute Servicer with all provisions of this Agreement do not conflict with or violate any applicable law, regulation or order and do not conflict with or result in a breach of or default under any of the terms or provisions of any contract or agreement to which the Substitute Servicer is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the Articles of Incorporation or By-laws of the Substitute Servicer.

      4. The practices used or to be used by the Substitute Servicer to monitor collections with respect to the Designated Auto Loans and repossess and dispose of the Vehicles related to the Designated Auto Loans will be, in all material respects, legal, proper and in conformity with the requirements of all applicable federal and state laws, rules and regulations, and VSI policy procedures (if applicable). The Substitute Servicer is in possession of all state and local licenses (including all debt collection licenses) required for it to perform its services hereunder, and none of such licenses has been suspended, revoked or terminated.

      5. The Initial Lender has been given a true and accurate copy of the Policies and Procedures Manual of the Substitute Servicer. All of the responsibilities of the Substitute Servicer hereunder will be in compliance with such Policies and Procedures Manual, as the same may be amended from time to time upon notice to the Initial Lender.

      B.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER

      The Borrower makes the following representations and warranties to the Substitute Servicer:

      1. The Borrower is a corporation, validly existing and in good standing under the laws of the State of Delaware. The Borrower has full corporate power and authority to enter into this Agreement and to carry out the provisions of this Agreement.

      2. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings of the Borrower. This Agreement has been duly and validly executed and delivered by the Borrower and assuming due authorization, execution and delivery by each other party hereto, this Agreement is a valid and legally binding agreement of the Borrower enforceable in accordance with its terms.

      3. The execution and delivery of this Agreement by the Borrower and the compliance by the Borrower with all provisions of this Agreement do not conflict with or violate any applicable law, regulation or order and do not conflict with or result in a breach of or default under any of the terms or provisions of any contract or agreement to which the Borrower is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the Certificate of Incorporation or By-laws of the Borrower.

The representations and warranties contained in this Article IV shall survive the execution and delivery of this Agreement.


                                    ARTICLE V
                      SUBSTITUTE SERVICER EVENTS OF DEFAULT

A. If any one of the following events (each, a "Substitute Servicer Event of Default") shall occur and be continuing:

      1. Any failure by the Substitute Servicer to deposit into the Lock-Box Account any proceeds or payments received from an Obligor or in respect of the Designated Auto Loans and required to be so delivered or deposited under the terms of this Agreement or the Existing Servicing Agreement that continues unremedied until 10:00 a.m. St. Louis time on the following Business Day; or

      2.  Failure  on  the  part  of  the  Substitute  Servicer  (a) to observe or to perform in any material respect any other covenant or agreement set forth in this Agreement or the Existing Servicing Agreement, which failure shall adversely affect the rights of the Initial Lender and continue unremedied for a period of 30 days after the date on which written notice of such failure shall have been received by the Substitute Servicer or (b) to deliver the Monthly Servicer Report as required by the Existing Servicing Agreement; or

      3. The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Substitute Servicer in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 30 consecutive days; or

      4. (a) The admission by the Substitute Servicer of its inability to pay its debts generally as they become due; or
          (b) the filing by the Substitute Servicer of a petition under any applicable bankruptcy, insolvency or reorganization of any applicable statute; or (c) if the Substitute Servicer makes an arrangement for the benefit of its creditors or voluntarily suspend payment of its obligations; or (d) the filing by a third party of a bankruptcy case under Federal or State law against the Substitute Servicer; or

      5.  If there is breach of any  representation  or warranty as set forth in
          Article IV and such breach shall not be cured in all material respects within 30 consecutive days after receipt of written notice from one party to the breaching party or upon discovery by the breaching party;

then, and in each and every case and so long as a Substitute Servicer Event of Default described above shall not have been remedied, the Initial Lender may terminate all of the rights and obligations of the Substitute Servicer under this Agreement.


                              ARTICLE VI
                               REMEDIES

      In addition to the indemnification rights contained in Article X and the right to terminate contained in Article XI, the Substitute Servicer agrees that upon the occurrence of any Substitute Servicer Event of Default, both the Initial Lender and the Borrower may avail itself of any other relief to which it may be legally or equitably entitled. In the event of any default of this Agreement by the Borrower, the Borrower acknowledges the remedies of the Substitute Servicer contained in Articles XI and XII may be inadequate and that the Substitute Servicer may also avail itself of any other relief to which it may be legally or equitably entitled.

                                   ARTICLE VII
        RESPONSIBILITY AND AUTHORITY OF THE SUBSTITUTE SERVICER

A. The Substitute Servicer shall have the full power and authority acting alone and without the consent of any other party hereto, to do any and all things in connection with the servicing of any Designated Auto Loan that it may deem reasonably necessary or desirable, consistent with the duties and obligations imposed upon the Substitute Servicer by this Agreement including, but not limited to, the right to subcontract any of its duties hereunder. Notwithstanding the foregoing, the Substitute Servicer shall cooperate fully with the Initial Lender and the Borrower and promptly inform the Initial Lender and the Borrower of any and all changes or developments of which the Substitute Servicer becomes aware that may affect the Designated Auto Loans.

B. The Substitute Servicer is hereby authorized to communicate with third parties and the Obligors in the name of the Borrower as necessary and proper to perform the services anticipated by this Agreement.

C. The Substitute Servicer shall have the right to commence a legal proceeding on behalf of the Borrower to enforce any Designated Auto Loan. As reasonably requested by the Substitute Servicer, the Borrower shall furnish the Substitute Servicer with any necessary and appropriate powers of attorney and other documents needed in order to enable the Substitute Servicer to carry out such proceeding and with respect to its servicing and administrative duties hereunder.


                             ARTICLE VIII
                                  BANK ACCOUNTS

      Following the expiration of the Transfer Period:

A. The Substitute Servicer shall maintain the Lock-Box Account, and shall collect and hold in trust (for the benefit of the Collateral Agent) in such accounts all funds received from Obligors or in respect of Designated Auto Loans. The Substitute Servicer shall use its best efforts to ensure that all Collections are directed to and/or deposited into the Lock-Box Account. The financial institution in which the Lock-Box Account is opened shall be under irrevocable instructions (which can be modified only with the consent of the Initial Lender) that upon receipt of cleared funds in the Lock-Box Account, such funds shall be transferred to the Collateral Account.

B. The Substitute Servicer shall immediately notify the Initial Lender and the Collateral Agent of the identity of the financial institution maintaining the Lock-Box Account and obtain the agreement of such financial institution to the irrevocable instructions described above.

                              ARTICLE IX
                              DOCUMENTS AND RECORDS

The Substitute Servicer shall provide the Initial Lender and its designees access to the its facility, but only (except following the occurrence of a Substitute Servicer Event of Default) upon reasonable request and during normal business hours of the Substitute Servicer and to the extent that such access would not significantly disrupt the orderly conduct of business at such facility. The Substitute Servicer will accept all deliveries of loan files and similar data as specified by the Initial Lender from time to time.


                                    ARTICLE X
                                 INDEMNIFICATION

A. The Substitute Servicer shall indemnify and hold harmless the Initial Lender, the Borrower, the Servicer, the Collateral Agent and the Verification Agent and each of their respective officers, employees and agents against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that any of such Persons may sustain in any way related to the negligence or misconduct of the Substitute Servicer in its performance under the terms of this Agreement or the Existing Servicing Agreement, or arising from any breach of the representations and warranties of the Substitute Servicer set forth in Article IV hereof. The Substitute Servicer shall notify the Initial Lender as soon as possible if a claim is made by a third party with respect to this Agreement, any Program Document or any Designated Auto Loan. The right to indemnification set forth in this paragraph shall survive the termination of this Agreement.

B. The Borrower shall indemnify and hold harmless the Substitute Servicer and its officers, employees and agents against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that the Substitute Servicer may sustain in any way related to the negligence or misconduct of the Borrower in its performance under the terms of this Agreement or the Existing Servicing Agreement, or arising from any breach of the representations and warranties of the Borrower set forth in
      Article IV hereof. The Borrower shall notify the Substitute Servicer as soon as possible if a claim is made by a third party with respect to this Agreement, any Program Document or any Designated Auto Loan. The right to indemnification set forth in this paragraph shall survive the termination of this Agreement.

C. The Substitute Servicer may accept and reasonably rely on all accounting and servicing records and other documentation provided to the Substitute Servicer by or at the direction of the Borrower, including documents prepared or maintained by any originator or the Servicer, or any party providing services related to the Designated Auto Loans (each, a "third party").
                                                        ------------
      The Borrower shall indemnify and hold harmless the Substitute Servicer and its officers, employees and agents against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Substitute Servicer may sustain in any way solely related to the negligence or misconduct of any third party with respect to the Designated Auto Loans. The Substitute Servicer shall have no duty, responsibility, obligation or liability  (collectively  "liability")  for the acts or omissions
                                 ---------
      of  any  third  party.  If  any  error,  inaccuracy  or  omission
      (collectively  "error") exists in any information provided to the
                      -----
      Substitute Servicer and such error causes or materially contributes to the Substitute Servicer making or continuing any error (a "continuing error"), the Substitute Servicer shall have
                -----------------
      no liability for such continued error;  provided,  however,  that
                                              --------   -------
      this provision shall not protect the Substitute Servicer against any liability arising from its willful misconduct, bad faith or gross negligence in discovering or correcting or failing to discover or correct any error or in the performance of its duties contemplated herein.

      If the Substitute Servicer becomes aware of any error or continuing error which in the opinion of the Substitute Servicer impairs its ability to perform its services hereunder, the Substitute Servicer shall promptly notify the Initial Lender thereof; the Substitute Servicer may undertake such data or records reconstruction as it deems appropriate to correct any such error or continued error and to prevent future continued error. To the extent it is not otherwise reimbursed under the Existing Servicing Agreement, the Substitute Servicer shall be entitled to recover its costs thereby expended.


                              ARTICLE XI
                         TERM AND TERMINATION

A. The term of this Agreement shall be for one year from the date first written above and will automatically renew for additional successive one-year terms unless the Initial Lender or the Substitute Servicer shall upon 90 days written notice elect not to renew this Agreement. Notwithstanding the above, this Agreement shall automatically terminate when the Notes are repaid in full.

B. The Initial Lender shall have the right to terminate this Agreement (i) at any time prior to the delivery of a Transfer Notice, and, (ii) following such delivery, during any term upon not less than 60 days written notice delivered by overnight mail to the Substitute Servicer. In the event of any such termination under clause (ii) above, the Substitute Servicer shall be entitled to a termination fee equal to the greater of $20,000.00 or the servicing fee for each Designated Auto Loan so transferred for the month preceding the month in which the notice of termination is delivered, such fee to be paid by the Borrower unless the Initial Lender affects such termination without the prior written consent of the Borrower (which consent shall not be unreasonably withheld), in which case the Initial Lender shall be responsible therefor; provided, that no such
                                                --------
      termination fee shall be payable if (x) a Substitute Servicer Event of Default shall have occurred or (y) the effective date of such termination is within 90 days following the date upon which the Substitute Servicer has been merged with or into another entity or a Change of Control has occurred. The Substitute Servicer shall not, however, be entitled to receive any such termination fee if the Substitute Servicer is terminated due to the occurrence of a Substitute Servicer Event of Default.

C. The Substitute Servicer shall have the right to resign under this Agreement by giving 90 days prior written notice to the Initial Lender; provided, however, that in no event shall any
                        --------   -------
      such resignation be effective unless the Substitute Servicer shall have provided the Initial Lender with a successor which is acceptable to the Initial Lender in its sole discretion and such successor shall agree, by written instrument delivered to each party hereto, to be bound by all of the terms and conditions of this Agreement.


                                   ARTICLE XII
                                     WAIVERS

      No failure or delay on the part of the Initial Lender or any party hereto in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy except by a written instrument signed by the party to be charged or as otherwise expressly provided herein.


                             ARTICLE XIII
                                     NOTICES

      Except as otherwise provided herein, all notices, requests, consents, demands and other formal communications given hereunder shall be in writing. All notices of whatever kind shall be either personally delivered or sent by telecopy or other form of rapid transmission and confirmed by United States mail, properly addressed and with full postage prepaid to the following:

      To Servicer:   Systems & Services Technologies, Inc.
                4315 Pickett Road
                St. Joseph, Missouri  64503
                Attn: John J. Chappell, President
                Telecopy No.:  (816) 671-2029

      To any other party hereto: At its address referred to in the Existing Servicing Agreement. Any party hereto delivering any notice to any other party hereto shall also deliver a copy thereof to the Initial Lender at its address set forth in the Credit Agreement.

                Daiwa Finance Corp.
                32 Old Slip
                New York, NY 10005
                Attn: Harold Gartner
                Telecopy No.: (212) 612-7122
or to such other address as such party shall have specified in writing in the manner set forth above.



                                   ARTICLE XIV
                          FURTHER ASSURANCES

      Each party agrees, if reasonably requested by any other party, to execute and deliver such additional documents or instruments and take such further actions as may be reasonably necessary to effect the transactions contemplated by this Agreement.


                              ARTICLE XV
                             COUNTERPARTS

      This Agreement may be executed in counterparts (including counterparts evidenced by facsimile transmission), each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.


                                   ARTICLE XVI
                     ENTIRE AGREEMENT; AMENDMENTS

      This Agreement, together with the Program Documents and including the Exhibits and Schedules attached hereto and the documents referred to herein, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior understandings, negotiations, commitments and writings with respect hereto. This Agreement may not be modified, changed or supplemented except upon the express written consent of each party hereto.


                             ARTICLE XVII
                                  GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.


                                  ARTICLE XVIII
                                 CONFIDENTIALITY

      The  parties   agree  that  they  will  execute  and  deliver  a  mutually satisfactory confidentiality agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


SUBSTITUTE SERVICER:

SYSTEMS & SERVICES TECHNOLOGIES, INC.



By:
Name: John J. Chappell
Title:     President


BORROWER

MF RECEIVABLES CORP. IV



By:
Name: Morris Ginsburg
Title:     President


COLLATERAL AGENT

THE CHASE MANHATTAN BANK



By:
Name:
Title:

                                    EXHIBIT A


                               SUMMARY OF SERVICES



SUBSTITUTE SERVICING

The following outlines the services to be provided by the Substitute Servicer from and after the end of the Transfer Period. The procedures identified herein are to be implemented at the discretion of the Substitute Servicer depending on the needs and circumstances of the Designated Auto Loans:

A.    CUSTODIAL DUTIES

      1. Upon transfer of the Designated Auto Loans to the Substitute Servicer, the Substitute Servicer shall establish all necessary records in its computer system, and shall separate the physical loan package for storage. Any perfection of interest documents to be maintained by the Substitute Servicer shall be filed in appropriate fireproof facilities. All physical files regarding the Designated Auto Loans shall be kept in separate filing cabinets being distinctly marked as the property of the Borrower. All Designated Auto Loans shall be distinctly marked on the computer files of the Substitute Servicer as belonging to the Borrower.

B.    OBLIGOR ACCOUNTING

1. The Substitute Servicer shall process all monies received by or on behalf of an Obligor through the Lock-Box Account.

2. The Substitute Servicer may, from time to time, utilize the services of third-party vendors to assist in the receipt and processing of payments by or on behalf of Obligors, i.e., Western Union "Quick Collect" or Speedpay.

3. To the extent possible, the Substitute Servicer shall cause all monies received by or on behalf of an Obligor to post to the Obligor's account within one Business Day following receipt.

4. The Substitute Servicer shall cause the Obligor's next scheduled due date to roll when the Obligor payment received is within $25.00 of the expected monthly payment unless the aggregate unpaid payment shortfalls exceeds $75.00 at the time of posting.

5. The Substitute Servicer shall advance monies as necessary to cover the expenses incurred in the process of servicing as provided in Schedules 1 and 2, to include repossession of an Obligor's Vehicle. These expenses include, but are not limited to, field calls, repossession costs, storage and transportation costs, legal fees, mailing costs, skip tracing, mechanics liens and liquidation costs. Such "out-of-pocket" expenses shall be reimbursed to the Substitute
Servicer as Servicer Fees. Such expenses shall be posted to the Obligor's account, as applicable and in accordance with law.

C.    CUSTOMER SERVICE

1. The Substitute Servicer shall respond to all inquiries from Obligors regarding their Designated Auto Loans.

2.  The   Substitute   Servicer   shall  send  to  Obligors  or  their  approved
representatives (i) payment books or monthly payment statements, as the case may be; and (ii) account payoff information.

3. The Substitute Servicer shall (i) subcontract physical damage insurance tracking services, if so requested and (ii) coordinate and assist with electronic data transfers as needed. All such subcontractor fees and costs shall be reimbursable to the Substitute Servicer as Servicer Fees.

D.    COLLECTIONS

1. The Substitute Servicer shall use its best efforts to collect all outstanding sums due on every delinquent account. Such efforts shall include diligent contact with the Obligor by phone or by letter as set forth in the Substitute Servicer's policy manual delivered to the Initial Lender.

2. Field calls may be utilized at the Substitute Servicer's discretion.

3. The Substitute Servicer may implement any legally permissible collection methods, including telephone calls, mailed notices and outside field calls.

4. If the Substitute Servicer determines that an Obligor is or may become a "Skip", the Substitute Servicer shall make all reasonable attempts to locate the Obligor or related Vehicle using internal skip tracing procedures, and may sub-contract for outside assistance.

5. The Substitute Servicer shall report all appropriate Obligor account developments to one or more nationally recognized credit agencies on a monthly basis.

E.    SPECIAL RECOVERIES

1. The Substitute Servicer shall make all reasonable attempts to collect delinquent Obligor accounts. Promptly after such efforts have been exhausted, and in the judgment of the Substitute Servicer required payments will not be forthcoming from the Obligor, the Substitute Servicer shall use its best efforts to repossess or otherwise recover the Vehicle securing the Designated Auto Loan. The Substitute Servicer shall pursue repossession or recovery of a Vehicle only after it has determined that eventual repayment in full is unlikely and such repossession or recovery is permitted under the terms of the receivable and all applicable laws.



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2.  At such  time  as a  Vehicle  has  been  authorized  for  repossession,  the
Substitute Servicer shall assign the account to an authorized, qualified, licensed and bonded regional repossession agency. Such agent shall be a member of a nationally recognized association requiring adequate insurance and bonding (e.g., National Finance Adjusters). Any such assignment shall not relieve the Substitute Servicer of any of its obligations hereunder.

3. Upon receipt of notification that a repossession has been made, the Substitute Servicer shall mail to the Obligor and any co-borrower or guarantor, a Notice of Intent ("NOI") to sell the Vehicle, and shall therein provide the Obligor with an opportunity to reinstate or redeem the Vehicle.

4. Upon repossession, the repossession agency shall deliver the Vehicle to the specified destination. At that time, the Substitute Servicer will engage an inspection agent to assess physical damage to the Vehicle, and will arrange for any necessary repairs to be made.

5. Assuming no reinstatement or redemption is made by the Obligor, the Substitute Servicer will determine the appropriate method of resale/liquidation. Such determination shall weigh federal and state law requirements, market factors and other variables so as to maximize the liquidation proceeds.

6. The Substitute Servicer shall send notices of deficiencies and manage all aspects of collateral liquidation including title transfers.

7. Following the liquidation of a Vehicle, the Substitute Servicer shall post all receipts and apply all credits that may exist to the applicable Obligor account. If the account is insured under a credit enhancement policy, the Substitute Servicer shall file a claim as specified in the policy.

8. The Substitute Servicer may perform deficiency balance collections under separate agreement.

F.    ADDITIONAL DUTIES

1. The Substitute Servicer shall establish a physical file for each Designated Auto Loan, and shall keep complete books and records pertaining to the same.

2. Upon request, the Substitute Servicer shall make available to the Initial Lender or its designee, the physical files, records and computer systems for audit or inspection on the premises of the Substitute Servicer, so long as such audit or inspection does not unreasonably interfere with the operations of the Substitute Servicer.

3. The Substitute Servicer shall act as custodian of all documents delivered to it related to the Collateral.


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                              SCHEDULE 1

                    FEES, EXPENSES & DISTRIBUTIONS


The Fees and Expenses described herein shall be considered Servicer Fees for all purposes of the Program Documents. All fees and expenses of the Substitute Servicer will be paid only from the proceeds of the Designated Auto Loans as set forth in Section 6.04(d) of the Security Agreement.


I.    FEES

                            A. Monthly Fee

(1.)  Remaining term of 30 or more months:     greater of:  $17.00 per
                                       Active Receivable or 320 basis
                                       points

(2.)  Remaining term of less than 30 months:   $20.00 per Active
Receivable

(3.)  Remaining term of less than 24 months:   $22.00 per Active
Receivable

(4.)  Inactive Receivables:               $0.50 per Inactive Receivable

B.    Minimum Monthly Fee      $1,000.00 per loan pool


II.   EXPENSES

The Substitute Servicer shall be reimbursed in accordance with the Existing Servicing Agreement for all out-of-pocket expenses, including, but not limited to, those associated with Vehicle recovery, Vehicle liquidation, legal proceedings related to replevin actions or Obligor bankruptcies, mailing costs, title processing, bank charges and insurance tracking. All such expenses, together with a Substitute Servicer administrative fee of 8% of the advanced funds, shall be billed to the Borrower as provided in Section III. B. below. Alternatively, the Borrower may at any time during the term of the Agreement establish an advance account to be used by the Substitute Servicer to cover out-of-pocket expenses. If such an advance account is implemented, the Substitute Servicer administration fee shall not apply.

  All reimbursable expenses of Monaco previously incurred by Monaco, but not yet paid, have been submitted to the Substitute Servicer for payment. A schedule of these expenses is attached hereto as Schedule
  2 and by this reference made part hereof. All such expenses will be paid by the Substitute Servicer upon: (i) receipt of invoices from the Servicer; and
  (ii) verification by the Substitute Servicer that the expenses reflected of any such invoice are proper, reimbursable servicing-related expenses. In the event the Substitute Servicer is unable to so verify any expense item, the Substitute Servicer will return the invoice in question ("Disputed Invoice") to Monaco with a copy to the Initial Lender. The Substitute Servicer will pay
  Disputed Invoices only upon the approval of the Initial Lender. The Substitute Servicer will only advance such expenses upon confirmation that the same are fully reimburseable to the Substitute Servicer.


III.  DISTRIBUTIONS

Servicer Fees for each Payment Date shall be reflected on the Monthly Servicing Report for such month. All fees and reimbursable expenses and other amounts due the Substitute Servicer as reflected on a Monthly Servicing Report shall be paid to the Substitute Servicer on the related Payment Date.

IV.   MISCELLANEOUS

A.    Claim Filing Costs

If the Substitute Servicer files VSI claims in connection with any Designated Auto Loan, the Substitute Servicer shall receive $25.00 per filing.

B.    Late Fees and Extension Fees

All extension fees received by the Substitute Servicer in respect of Designated Auto Loans shall be deposited by the Substitute Servicer into the Collection Account and the amount thereof collected shall be paid to the Substitute Servicer as Servicer Fees. All late fees received by the Substitute Servicer in respect of Designated Auto Loans shall be deposited into the Collection Account and the amount thereof collected shall be paid in accordance with Section 6.04(d) of the Security Agreement.

C.    Deficiency Collections

Under separate agreement, the Substitute Servicer may provide deficiency balance collections services on a contingency fee basis.


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